Deutsche Asset Management

Mutual Fund
Prospectus

April 27, 2001

Class A, B and C Shares

Flag Investors Communications Fund, Inc.

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the
Deutsche Bank Group [/]

Overview
--------------------------------------------------------------------------------
of the Communications Fund--Class A, B and C

Goal: The Fund seeks to maximize total return.

Core Strategy: The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

INVESTMENT POLICIES AND STRATEGIES
In selecting investments, the Fund's investment advisor and sub-advisor (the 'Advisors') will choose securities of companies that are engaged in the research, development, manufacture, or sale of communications services, technology, equipment, or products. The Advisors emphasize both traditional communications companies and those that engage in new information based applications. The Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.
--------------------------------------------------------------------------------

Communications Fund--Class A, B and C

Overview of the Communications Fund

Goal ......................................................     2
Core Strategy .............................................     2
Investment Policies and Strategies ........................     2
Principal Risks of Investing in the Fund ..................     3
Who Should Consider Investing in the Fund .................     3
Total Returns, After Fees and Expenses ....................     4
Fees and Expenses of the Fund .............................     5

A Detailed Look at the Communications Fund

Objective .................................................     7
Strategy ..................................................     7
Principal Investments .....................................     7
Investment Process ........................................     7
Risks .....................................................     8
Management of the Fund ....................................     8
Calculating the Fund's Share Price ........................     9
Dividends and Distributions ...............................    10
Tax Considerations ........................................    10
Buying and Selling Fund Shares ............................    10
Sales Charges .............................................    11
How to Choose the Class that is Right
  for you .................................................    14
Financial Highlights ......................................    16

                           Overview of the Communications Fund--Class A, B and C

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o Stocks the Advisors have selected could perform poorly.

o The stock market could decline or underperform other investments.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

o Regulatory or technological change in the communications field may affect the Fund because it concentrates its investments in communications companies. The Fund's value may fluctuate more than diversified investment portfolios.

o Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking total return over the long term and you are willing to accept the short-term and long-term risks and uncertainties of investing in the common stocks of companies in the communications field. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

This prospectus describes Flag Investors Class A Shares ('Class A Shares'), Flag Investors Class B Shares ('Class B Shares') and Flag Investors Class C Shares ('Class C Shares') of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares from the Fund directly through the Deutsche Asset Management Service Center.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities in the telecommunications field. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of the Communications Fund--Class A, B and C

TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Class A Shares of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.
--------------------------------------------------------------------------------

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period January 1, 2001 - March 31, 2001, the year-to-date return for Class A Shares was -16.31%.

During the 10-year period shown in the bar chart, the highest return for a quarter was 51.19% (quarter ended 12/31/98) and the lowest return for a quarter was -21.03% (quarter ended 12/31/00).


Year-by-Year Returns
Class A Shares*
For years ended December 31,


  23.27%   12.45%    18.11%    -6.32%    33.44%    13.46%    37.36%    85.30%    45.47%    -34.52%
--------------------------------------------------------------------------------------------------
  1991      1992      1993      1994      1995      1996      1997      1998      1999      2000


Performance For the Periods Ended
December 31, 2000

                                  Average Annual Total Returns
                      Class A        S&P       Class B       S&P         Class C         S&P
                     Shares(1)    500(R)(2)   Shares(1)   500(R)(2)     Shares(1)     500(R)(2)
------------------------------------------------------------------------------------------------
Past One Year        -38.12%       -9.10%      -38.29%       -9.10%      -35.66%       -9.10%
------------------------------------------------------------------------------------------------
Past Five Years       21.05%       18.33%       21.33%       18.33%          N/A          N/A
------------------------------------------------------------------------------------------------
Past Ten Years        18.19%       17.46%          N/A         N/A           N/A          N/A
------------------------------------------------------------------------------------------------
Since Inception       17.98%(3)    16.41%(4)    23.24%(5)    21.34%(6)    14.07%(7)    10.20%(8)
------------------------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(2) The Standard & Poor's 500(R) Index ('S&P 500(R)') is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the overall market value of all stocks publicly traded in the US, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500(R) are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) January 18, 1984
(4) For the period from 1/31/84 through 12/31/00.
(5) January 3, 1995
(6) For the period from 12/31/94 through 12/31/00.
(7) October 28, 1998
(8) For the period from 10/31/98 through 12/31/00.

                           Overview of the Communications Fund--Class A, B and C

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled 'Sales Charges - Redemption Price.')

(2) You will pay a deferred sales charge if you redeem your Class B Shares within six years after purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the sections entitled 'Sales Charges' and 'How to Choose the Class That Is Right for You.')

(3) You will pay a deferred sales charge if you redeem your Class C Shares within one year after your purchase. (See the section entitled 'Sales Charges - Redemption Price.')

(4) As of April 27, 2001, the Fund reverted to being a stand-alone fund. For the period from September 29, 2000 to April 27, 2001, the Fund was a 'feeder fund' to the Communications Portfolio. This change does not affect the overall level of annual fund operating expenses shown in the table, but the expenses shown have been restated to reflect the Fund's current expense structure.

(5) Investment Company Capital Corp. ('ICCC'), the Fund's advisor and administrator, has contractually agreed to an aggregate fee waiver equal to 0.15% of each class' average daily net assets. This agreement will continue until at least September 30, 2002 and may be extended.

Shareholder Fees
(fees paid directly from your investment)

                                       Class A          Class B          Class C
                                        Shares           Shares           Shares
                                       Initial         Deferred         Deferred
                                         Sales            Sales            Sales
                                        Charge           Charge           Charge
                                   Alternative      Alternative      Alternative
--------------------------------------------------------------------------------
Maximum Sales Charge
 (Load) Imposed on
 Purchases (as a
 percentage of
 offering prices)                     5.50%(1)           None            None
--------------------------------------------------------------------------------
Maximum Deferred Sales
 Charge (Load) (as a
 percentage of original
 purchase price or
 redemption proceeds,
 whichever is lower)                  1.00%(1)          5.00%(2)        1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge
 (Load) Imposed on
 Reinvested Dividends                  None              None            None
--------------------------------------------------------------------------------
Redemption Fee                         None              None            None
--------------------------------------------------------------------------------
Exchange Fee                           None              None            None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                       0.73%             0.73%           0.73%
--------------------------------------------------------------------------------
Distribution and/or Service
 (12b-1) Fees                         0.25%             0.75%           0.75%
--------------------------------------------------------------------------------
Other Expenses (including
 a 0.25% shareholder
 servicing fee for Class
 B and Class C Shares)                0.29%             0.54%           0.54%
--------------------------------------------------------------------------------
Total Annual Fund
 Operating Expenses(4)                1.27%             2.02%           2.02%
--------------------------------------------------------------------------------
Less Fee Waivers(5)                  (0.15%)           (0.15%)         (0.15%)
--------------------------------------------------------------------------------
Net Annual Fund
 Operating Expenses                   1.12%             1.87%           1.87%
--------------------------------------------------------------------------------

Overview of the Communications Fund--Class A, B and C

Expense Example. This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds. This is a hypothetical example only, and is not intended to suggest that the Fund's performance will match the assumptions used in the example.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's fee waiver applies to year one only. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

Expense Example

You would pay the following expenses if you redeem your shares at the end of each period:

                                         1 Year   3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A Shares                            $658      $917      $1,195      $1,987
--------------------------------------------------------------------------------
Class B Shares                            $690      $919      $1,274      $2,052
--------------------------------------------------------------------------------
Class C Shares                            $290      $619      $1,074      $2,336
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                         1 Year   3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A Shares                            $658      $917      $1,195      $1,987
--------------------------------------------------------------------------------
Class B Shares                            $190      $619      $1,074      $2,052
--------------------------------------------------------------------------------
Class C Shares                            $190      $619      $1,074      $2,336
--------------------------------------------------------------------------------

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

A detailed look
--------------------------------------------------------------------------------
at the Communications Fund--Class A, B and C

OBJECTIVE

The Fund seeks to maximize total return. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the Fund, the Advisors emphasize investment in companies offering products and services that both support traditional communications and facilitate new information-based applications. Examples of such companies are companies that offer out-sourced communications billing and tele-services products or network computing technology that supports basic Internet functionality, such as web-site operations for electronic commerce and other Internet-based applications. The Advisors believe that worldwide telecommunications market expansion will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, the Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.

PRINCIPAL INVESTMENTS

The Fund primarily owns common stocks of companies in the communications field. The Fund normally focuses on the securities of companies that are engaged in the research, development, manufacture, or sale of communications services, technology, equipment or products. The Fund may also invest in convertible securities rather than investing in a company's common stock and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The Fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States.

INVESTMENT PROCESS

The Advisors follow an investment philosophy referred to as 'flexible value'. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

The Advisors believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, the Advisors tend to focus on individual companies.

Factors the Advisors assess may include:

o  Management team

o  Market position

o  Business strategy

o  Catalysts for change

o  Attractive valuation

o  Attention to shareholder interests

The Advisors concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The Advisors retain investment positions for as long as the business fundamentals remain favorable and the valuations do not become excessive. The Advisors will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.

Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest in money market instruments and other investment grade income producing securities, investments that would not ordinarily be consistent with the Fund's objectives. To the extent the Advisors adopt such a position and over the course of its duration, the Fund may not meet its goal of maximizing total return. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

A Detailed Look at the Communications Fund--Class A, B and C

RISKS

Set forth below are some of the prominent risks associated with investing in general and with investing in the telecommunications field in particular.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices, including stocks held by the Fund.

Concentration Risk. The Fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.

Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for the Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of December 31, 2000, funds managed by ICCC totaled approximately $12 billion in net assets. ABIM is a registered investment advisor with approximately $10 billion under management as of December 31, 2000. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended December 31, 2000, ICCC received from the Fund a fee equal to 0.73% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee. At a Special Meeting of Shareholders held on August 31, 2000, shareholders voted to approve a new investment advisory agreement (the 'Advisory Agreement') between the Fund and ICCC. Under the Advisory Agreement, the investment advisor is entitled to receive a fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of that portion exceeding $1.5 billion. ICCC, in its capacity as the Advisor and Administrator, has contractually agreed to waive 0.15% of its fees until at least September 30, 2002.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

                    A Detailed Look at the Communications Fund--Class A, B and C

ICCC's and ABIM's address is One South Street, Baltimore, Maryland 21202.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Messrs. Bruce E. Behrens and Liam D. Burke have shared primary responsibility for managing the Fund's assets since May 1, 1997. Prior to May 1, 1997, Mr. Behrens shared primary responsibility with Mr. Hobart C. Buppert.

Mr. Behrens, who has 33 years of investment experience, has been a Vice President and Principal of ABIM since 1981. Prior to joining ABIM, he was a Senior Vice President and Principal of Corbyn Associates from 1978 to 1981 and a Vice President at Investment Counselors of Maryland from 1972 to 1978. Prior thereto, he was a Securities Analyst at Citibank from 1968 to 1972. Mr. Behrens received his BA from Denison University in 1966 and an MBA from the University of Michigan in 1968. He is a member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

Mr. Burke, who has twelve years of investment experience, has been a Vice President of ABIM since 1994. He joined ABIM in 1994 with primary responsibility as a telecommunications analyst for the Fund. Prior to joining ABIM, he worked as a telecommunications industry analyst at a regional broker-dealer, Ferris, Baker, Watts, Inc. from 1992 to 1994 and as a managing director of Frey & Co., a Baltimore-based private investment bank, from 1989 to 1992. Mr. Burke began his professional career at AT&T and spent eight years in positions that included operations, regional staff management, and national account sales. He is a graduate of Georgetown University and received his MBA from The George Washington University.

Administrator

Investment Company Capital Corp. ('ICCC') provides administrative services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's service and dividend disbursing agent and provides accounting services to the Fund.

CALCULATING THE FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section entitled 'Sales Charges' for details on how and when these charges may or may not be imposed.

The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Deutsche Asset Management Service Center to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

In valuing its assets, the Fund's investments are priced at their market value. When a price quote for a particular security is not readily available or when a quote may be unreliable, the security is priced at its 'fair value' using procedures approved by the Fund's Board of Directors.

You may buy or redeem shares on any day the New York Stock Exchange is open for business (a 'business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

A Detailed Look at the Communications Fund--Class A, B and C

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net realized capital gain at least annually. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid.

TAX CONSIDERATIONS

The following summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gain at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxable at ordinary income rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Deutsche Asset Management fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.

More information about taxes is in the Statement of Additional Information.

Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your securities dealer or through any financial institution authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by contacting the Deutsche Asset Management Service Center directly. Contact the Service Center for details.

Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Minimum Account Investments
Initial investment in Class A,
Class B or Class C Shares                                                 $2,000
Subsequent investments                                                    $  100
IRA account, initial investment                                           $1,000
Initial investment for shareholders
of other Deutsche Asset Management
Funds' Class A, Class B and Class C shares                                $  500
Automatic investing plan, initial investment                              $  250
   Bi-weekly or monthly plan, subsequent investments                      $  100
   Quarterly plan, subsequent investments                                 $  250
   Semi-annual plan, subsequent investments                               $  500
Minimum investment for qualified retirement
plans (such as 401(k), pension or profit sharing plans)                   $    0
Account balance:
   Non-retirement account                                                 $  500
   IRA account                                                            $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.

Investing Regularly

You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application or contact your service agent or the Deutsche Asset Management Service Center.

Automatic Investing Plan. You may elect to make a regular bi-weekly, monthly, quarterly, or semi-annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Deutsche Asset Management Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days notice.

                    A Detailed Look at the Communications Fund--Class A, B and C

Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or service agent for details.

To Redeem Shares

You may redeem any class of the Fund's shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Deutsche Asset Management Service Center by mail or (if you are redeeming less than $50,000) by telephone. The Service Center will mail your redemption check within seven days after it receives your order in proper form. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.

Your securities dealer, service agent or the Service Center may require the following documents before they redeem your shares:

o A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

o If you are redeeming more than $50,000, a signature guarantee is required. You can obtain one from most banks or securities dealers.

o Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, service agent or the Service Center for information on this plan.

If you have an account with the Fund that is in your name, you may redeem them in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Deutsche Asset Management Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time).

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application or at any time thereafter by completing and returning documentation supplied by the Deutsche Asset Management Service Center.

The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying.

Class A Shares are subject to sales charges according to the following schedule:

                                                       Class A Sales
                                                    Charges as a % of

                                                        Net  Class B     Class C
                                       Offering      Amount    Sales       Sales
Amount of Purchase                        Price    Invested   Charge      Charge
--------------------------------------------------------------------------------
Less than $50,000                         5.50%       5.82%     None        None
--------------------------------------------------------------------------------
$   50,000-$99,999                        4.50%       4.71%     None        None
--------------------------------------------------------------------------------
$  100,000-$249,999                       3.50%       3.63%     None        None
--------------------------------------------------------------------------------
$  250,000-$499,999                       2.50%       2.56%     None        None
--------------------------------------------------------------------------------
$  500,000-$999,999                       2.00%       2.04%     None        None
--------------------------------------------------------------------------------
$1,000,000 and over                        None        None     None        None
--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Class A, B and C

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A Shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in Class A shares of another Deutsche Asset Management fund for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

   (i)   A qualified retirement plan;

   (ii)  A Deutsche Asset Management fund payroll savings program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, Class B or Class C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, Class B or Class C Shares of the Fund, respectively, without payment of the sales charges described above or any other charge up to four times per calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days notice.

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center by mail or by telephone. You will receive a written confirmation of each transaction from the Service Center or your service agent.

                    A Detailed Look at the Communications Fund--Class A, B and C

Please note the following:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, if your account has the exchange by phone feature, or by letter.

o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with lower deferred sales charge, your sales charge will not be reduced.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule.

                       Sales Charge as a Percentage of the
                         Dollar Amount Subject to Charge
                     (as a % of the Lesser of Cost or Value)

Years Since            Class A Shares       Class B Shares        Class C Shares
Purchase                 Sales Charge         Sales Charge          Sales Charge
--------------------------------------------------------------------------------
First                          1.00%*                5.00%                 1.00%
--------------------------------------------------------------------------------
Second                         1.00%*                4.00%                  None
--------------------------------------------------------------------------------
Third                           None                 3.00%                  None
--------------------------------------------------------------------------------
Fourth                          None                 3.00%                  None
--------------------------------------------------------------------------------
Fifth                           None                 2.00%                  None
--------------------------------------------------------------------------------
Sixth                           None                 1.00%                  None
--------------------------------------------------------------------------------
Thereafter                      None                  None                  None
--------------------------------------------------------------------------------

* You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge that was in effect at the time of your original purchase.

o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your securities dealer, your service agent or the Service Center that such circumstances exist.

A Detailed Look at the Communications Fund--Class A, B and C

5) If you are redeeming Class A Shares, your original investment was at least $3 million and your service agent has agreed to return to the Fund's distributor any payments received when you bought your shares.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. Except in the case of investments of $1 million or more, you pay no sales charge if you redeem Class A Shares.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares and an annual fee as long as you hold your shares. For Class A and Class B Shares, it begins when you purchase your shares. For Class C Shares, the annual fee begins one year after you purchase your Shares. In addition to these payments, the Advisors may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services.

Your securities dealer or service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

o You may buy and sell shares of the Fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Deutsche Asset Management Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a question as to when your order was placed with the Fund.

o After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

o The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept starter checks or third-party checks.

o The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

o Unless otherwise instructed, the Fund normally mails a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

o The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

                    A Detailed Look at the Communications Fund--Class A, B and C

o The Fund remits proceeds from the sale of shares in US dollars. The Fund reserves the right to redeem shares in kind under certain circumstances.

o The Fund issues share certificates only for Class A Shares and only upon request.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

o The Fund reserves the right to reject purchases of Fund shares (including exchanges) for any reason.

o Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed.

o The Fund reserves the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

o Account Statements and Fund Reports: The Fund or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Fund will send you a report every six months on the Fund's overall performance, its current holdings and its investing strategies.

A Detailed Look at the Communications Fund--Class A, B and C

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years for Class A and Class B Shares and since the commencement of operations for Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

(For a share outstanding throughout each period)

                                                                                           Class A Shares
                                                                                  For the Years Ended December 31,
                                                              2000             1999             1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net Asset Value at Beginning of Year                         $43.65           $34.23           $19.37         $15.59         $14.87
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

Net investment income                                          0.03             0.23             0.12           0.27           0.27
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                                  (14.76)           14.83            16.05           5.41           1.67
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (14.73)           15.06            16.17           5.68           1.94
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:

Distributions from net investment income and
net realized short-term gains                                 (0.09)           (0.33)           (0.40)         (0.40)         (0.38)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized long-term gains               (2.46)           (5.31)           (0.91)         (1.50)         (0.84)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (2.55)           (5.64)           (1.31)         (1.90)         (1.22)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Year                               $26.37           $43.65           $34.23         $19.37         $15.59
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(1)                                              (34.52)%          45.47%           85.30%         37.36%         13.46%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Daily Net Assets:

Net investment income                                          0.09%            0.62%            0.48%          1.07%          1.74%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses after waivers (including expenses of the
Communications Portfolio)                                      1.05%(2,3)       0.96%            1.05%          1.11%          1.14%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses before waivers (including expenses of the
Communications Portfolio)                                      1.10%(2,3)         --%              --%            --%            --%
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:

Net assets at end of year (000)                          $1,239,563       $2,115,885       $1,275,775       $622,865       $505,371
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          15%(4)           17%              14%            26%            20%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total return excludes the effect of sales charge.
(2) This ratio excludes custody credits.
(3) Expense ratio of the Communications Portfolio is annualized for the period September 29, 2000 to December 31, 2000. The actual expense ratios incurred for the period by the Portfolio were 0.19% after fee waivers and 0.23% before fee waivers.
(4) On September 29, 2000, the Fund became a feeder fund of the Communications Portfolio of Flag Investors Portfolios Trust. Portfolio turnover includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund and the purchase and sale of portfolio securities of the Communications Portfolio from September 29, 2000 to December 31, 2000.

                    A Detailed Look at the Communications Fund--Class A, B and C

(For a share outstanding throughout each period)

                                                                                           Class B Shares
                                                                                  For the Years Ended December 31,
                                                              2000             1999             1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net Asset Value at Beginning of Year                         $42.85           $33.80           $19.22         $15.51         $14.83
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

Net investment income (expenses in excess
of income)                                                    (0.23)           (0.03)           (0.02)          0.18           0.19
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                                  (14.46)           14.58            15.83           5.34           1.63
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (14.69)           14.55            15.81           5.52           1.82
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:

Distributions from net investment income and
net realized short-term gains                                 (0.04)           (0.19)           (0.32)         (0.31)         (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized long-term gains               (2.46)           (5.31)           (0.91)         (1.50)         (0.84)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (2.50)           (5.50)           (1.23)         (1.81)         (1.14)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                             $25.66           $42.85           $33.80         $19.22         $15.51
------------------------------------------------------------------------------------------------------------------------------------
Total Return(1)                                              (35.04)%          44.42%           83.91%         36.36%         12.60%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Daily Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (expenses in excess
of income)                                                    (0.68)%          (0.15)%          (0.35%)         0.29%          0.95%
------------------------------------------------------------------------------------------------------------------------------------
Expenses after waivers (including expenses of the
Communications Portfolio)                                      1.80%(2,3)       1.71%            1.80%          1.86%          1.92%
------------------------------------------------------------------------------------------------------------------------------------
Expenses before waivers (including expenses of the
Communications Portfolio)                                      1.85%(2,3)         --%              --%            --%            --%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:

Net assets at end of period (000)                          $396,457         $592,520         $165,308        $32,474        $17,661
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          15%(4)           17%              14%            26%            20%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return excludes the effect of sales charge.
(2) This ratio excludes custody credits.
(3) Expense ratio of the Communications Portfolio is annualized for the period September 29, 2000 to December 31, 2000. The actual expense ratios incurred for the period by the Portfolio were 0.19% after fee waivers and 0.23% before fee waivers.
(4) On September 29, 2000, the Fund became a feeder fund of the Communications Portfolio of Flag Investors Portfolios Trust. Portfolio turnover includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund and the purchase and sale of portfolio securities for the Communications Portfolio from September 29, 2000 to December 31, 2000.

A Detailed Look at the Communications Fund--Class A, B and C

(For a share outstanding throughout each period)

                                                                                                                  For the Period
                                                                                Class C Shares                   October 28,1998(1)
                                                                                 For the Years                        Through
                                                                              Ended December 31,                    December 31,
                                                                         2000                    1999                   1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period                                  $42.88                  $33.84                 $25.50
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

Expenses in excess of income                                             (0.22)                  (0.02)                 (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  (14.47)                  14.56                   9.21
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        (14.69)                  14.54                   9.20
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:

Distributions from net investment income and
net realized short-term gains                                            (0.04)                  (0.19)                 (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized long-term gains                          (2.46)                  (5.31)                 (0.65)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (2.50)                  (5.50)                 (0.86)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                                        $25.69                  $42.88                 $33.84
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                         (35.02)%                 44.33%                 36.70%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Daily Net Assets:

Net investment income (expenses in excess
of income)                                                               (0.69)%                 (0.20)%                (0.61)%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Expenses after waivers (including expenses of the
Communications Portfolio)                                                 1.80%(3,4)              1.70%                  1.85%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Expenses before waivers (including expenses of the
Communications Portfolio)                                                 1.85%(3,4)                --%                    --%
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:

Net assets at end of period (000)                                      $72,835                 $91,176                 $3,247
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     15%(6)                  17%                    14%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) This ratio excludes custody credits.
(4) Expense ratio of the Communications Portfolio is annualized for the period September 29, 2000 to December 31, 2000. The actual expense ratios incurred for the period by the Portfolio were 0.19% after fee waivers and 0.23% before fee waivers.
(5) Annualized.
(6) On September 29, 2000, the Fund became a feeder fund of the Communications Portfolio of Flag Investors Portfolios Trust. Portfolio turnover includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund and the purchase and sale of portfolio securities for the Communications Portfolio from September 29, 2000 to December 31, 2000.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
ALEX. BROWN INVESTMENT MANAGEMENT
One South Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101

Administrator and Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 27, 2001 which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                              Deutsche Asset Management
                              Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Flag Investors Communications Fund, Inc.
Class A Shares
Class B Shares
Class C Shares

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

CUSIP #338331101
      #338331408
      #338331606

COMMPRS (5/01)
811-3883

Deutsche Asset Management

Mutual Fund

Prospectus

April 27, 2001

Institutional Class

Flag Investors Communications Fund, Inc.

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the
Deutsche Bank Group [/]

Overview
--------------------------------------------------------------------------------
of the Communications Fund--Institutional Class

Goal: The Fund seeks to maximize total return.

Core Strategy: The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. The Fund invests primarily in common stocks of companies in the communications field.

INVESTMENT POLICIES AND STRATEGIES
In selecting investments, the Fund's investment advisor and sub-advisor (the 'Advisors') will choose securities of companies that are engaged in the research, development, manufacture, or sale of communications services, technology, equipment, or products. The Advisors emphasize both traditional communications companies and those that engage in new information based applications. The Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.
--------------------------------------------------------------------------------

Communications Fund--Institutional Class

Overview of the Communications Fund

Goal ........................................................   3
Core Strategy ...............................................   3
Investment Policies and Strategies ..........................   3
Principal Risks of Investing in the Fund ....................   4
Who Should Consider Investing in the Fund ...................   4
Total Returns, After Fees and Expenses ......................   5
Fees and Expenses of the Fund ...............................   6

A Detailed Look at the Communications Fund

Objective ...................................................   7
Strategy ....................................................   7
Principal Investments .......................................   7
Investment Process ..........................................   7
Risks .......................................................   8
Management of the Fund ......................................   8
Calculating the Fund's Share Price ..........................   9
Dividends and Distributions .................................   9
Tax Considerations ..........................................   9
Buying and Selling Institutional Class
   Shares ...................................................  10
How to Redeem Institutional Class Shares ....................  10
Telephone Transactions ......................................  11
Financial Highlights ........................................  12

Overview of the Communications Fund--Institutional Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o Stocks the Advisors have selected could perform poorly.

o The stock market could decline or underperform other investments.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

o Regulatory or technological change in the communications field may affect the Fund because it concentrates its investments in communications companies. The Fund's value may fluctuate more than diversified investment portfolios.

o Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking total return over the long term and you are willing to accept the short-term and long-term risks and uncertainties of investing in the common stocks of companies in the communications field. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

This prospectus describes shares of the Flag Investors Institutional Class ('Institutional Class') of the Fund. The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. Institutional Class Shares may be purchased only by eligible institutions, by certain qualified retirement plans, or by investment advisory affiliates of Deutsche Banc Alex. Brown Inc. ('DB Alex. Brown'), Alex. Brown Investment Management ('ABIM') or the Deutsche Asset Management family of funds on behalf of their clients.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities in the telecommunications field. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        Overview of the Communications Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Institutional Class of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.
--------------------------------------------------------------------------------
For the period January 1, 2001 through March 31, 2001, the year-to-date return for an Institutional Class Share was -16.24%.

During the two year period shown in the bar chart, the highest return for a quarter was 27.32% (quarter ended 12/31/99) and the lowest return for a quarter was -20.97% (quarter ended 12/31/00).

Year-by-Year Returns
Institutional Class Shares
For the years ended December 31,


  45.88%       -34.37%
------------------------
   1999         2000

Performance For the Periods Ended
December 31, 2000

                                                Average Annual Total Returns
                                         Institutional Class(1)    S&P 500(R)(2)
--------------------------------------------------------------------------------
Past One Year                                  -34.37%                 -9.10%
--------------------------------------------------------------------------------
Since Inception                                 16.25%(3)               9.04%(4)
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gain distributions.
(2) The Standard & Poor's 500 Index ('S&P 500(R)') is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the overall market value of all stocks publicly traded in the US, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500(R) are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The index does not factor in the costs of buying, selling and holding securities - costs which are reflected in the Fund's results.
(3) June 4, 1998
(4) For the period from 5/31/98 through 12/31/00.

Overview of the Communications Fund--Institutional Class

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares.

Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This is a hypothetical example only, and is not intended to suggest that the Fund's performance will match the assumptions used in the example.

The Example assumes that you invest $10,000 in the Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's fee waiver applies to year one only. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:


Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases                                                       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                        None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends                                                    None
--------------------------------------------------------------------------------
Redemption Fee                                                              None
--------------------------------------------------------------------------------
Exchange Fee                                                                None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.73%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                    None
--------------------------------------------------------------------------------
Other Expenses*                                                            0.29%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.02%
--------------------------------------------------------------------------------
Less Fee Waivers**                                                        -0.15%
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                                         0.87%
--------------------------------------------------------------------------------

 * As of April 27, 2001, the Fund reverted to being a stand-alone fund. For the period September 29, 2000 to April 27, 2001, the Fund was a 'feeder' fund to the Communications Portfolio. This change does not affect the overall level of annual fund operating expenses shown in the table, but the expenses shown have been restated to reflect the Fund's current expense structure.
** Investment Company Capital Corp., the Fund's advisor and administrator, has contractually agreed to an aggregate fee waiver equal to 0.15% of the Institutional Class' average daily net assets. This agreement will continue until at least September 30, 2002 and may be extended.

Expense Example

                                           1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Institutional Class                          $89      $310      $549      $1,234
--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Communications Fund--Institutional Class

OBJECTIVE

The Fund seeks to maximize total return. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the Fund, the Advisors emphasize investment in companies offering products and services that both support traditional communications and facilitate new information based applications. Examples of such companies are companies that offer out-sourced communications billing and tele-services products or network computing technology that supports basic Internet functionality, such as web-site operations for electronic commerce and other Internet-based applications. The Advisors believe that worldwide telecommunications market expansion will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, the Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.

PRINCIPAL INVESTMENTS

The Fund primarily owns common stocks of companies in the communications field. The Fund normally focuses on the securities of companies that are engaged in the research, development, manufacture, or sale of communications services, technology, equipment, or products. The Fund may also invest in convertible securities rather than investing in a company's common stock and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The Fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States.

INVESTMENT PROCESS

The Advisors follow an investment philosophy referred to as 'flexible value'. The Advisors look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

The Advisors believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, the Advisors tend to focus on individual companies.

Factors the Advisors assess may include:

o  Management team

o  Market position

o  Business strategy

o  Catalysts for change

o  Attractive valuation

o  Attention to shareholder interests

The Advisors concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The Advisors retain investment positions for as long as the business fundamentals remain favorable and the valuations do not become excessive. The Advisors will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.

Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest in money market instruments and other investment grade income producing securities, investments that would not ordinarily be consistent with the Fund's objectives. To the extent the Advisors adopt such a position and over the course of its duration, the Fund may not meet its goal of maximizing total return. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

A Detailed Look at the Communications Fund--Institutional Class

RISKS

Set forth below are some of the prominent risks associated with investing in general and with investing in the telecommunications field in particular.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices, including stocks held by the Fund.

Concentration Risk. The Fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.

Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for the Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of December 31, 2000, funds managed by ICCC totaled approximately $12 billion in net assets. ABIM is a registered investment advisor with approximately $10 billion under management as of December 31, 2000. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended December 31, 2000, ICCC received from the Fund a fee equal to 0.73% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee. At a Special Meeting of Shareholders held on August 31, 2000, shareholders voted to approve a new investment advisory agreement (the 'Advisory Agreement') between the Fund and ICCC. Under the Advisory Agreement, the investment advisor is entitled to receive a fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of that portion exceeding $1.5 billion. ICCC, in its capacity as the Advisor and Administrator, has contractually agreed to waive 0.15% of its fees until at least September 30, 2002.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance. ICCC and ABIM's address is One South Street, Baltimore, Maryland 21202.

                 A Detailed Look at the Communications Fund--Institutional Class

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Messrs. Bruce E. Behrens and Liam D. Burke have shared primary responsibility for managing the Fund's assets since May 1, 1997. Prior to May 1, 1997, Mr. Behrens shared primary responsibility with Mr. Hobart C. Buppert.

Mr. Behrens, who has 33 years of investment experience, has been a Vice President and Principal of ABIM since 1981. Prior to joining ABIM, he was a Senior Vice President and Principal of Corbyn Associates from 1978 to 1981 and a Vice President at Investment Counselors of Maryland from 1972 to 1978. Prior thereto, he was a Securities Analyst at Citibank from 1968 to 1972. Mr. Behrens received his BA from Denison University in 1966 and an MBA from the University of Michigan in 1968. He is a member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

Mr. Burke, who has twelve years of investment experience, has been a Vice President of ABIM since 1994. He joined ABIM in 1994 with primary responsibility as a telecommunications analyst for the Fund. Prior to joining ABIM, he worked as a telecommunications industry analyst at a regional broker-dealer, Ferris, Baker, Watts, Inc. from 1992 to 1994 and as a managing director of Frey & Co., a Baltimore-based private investment bank, from 1989 to 1992. Mr. Burke began his professional career at AT&T and spent eight years in positions that included operations, regional staff management, and national account sales. He is a graduate of Georgetown University and received his MBA from The George Washington University.

Administrator

Investment Company Capital Corp. ('ICCC') provides administrative services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's service and dividend disbursing agent and provides accounting services to the Fund.

CALCULATING THE FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Deutsche Asset Management Service Center to determine whether the Fund will close early before a particular holiday. The net asset value per share of an Institutional Class Share is calculated by subtracting the liabilities attributable to the Institutional Class Shares from their proportionate share of the Fund's assets and dividing the result by the number of outstanding Institutional Class Shares.

In valuing its assets, the Fund's investments are priced at their market value. When a price quote for a particular security is not readily available or when a quote may be unreliable, the security is priced at its 'fair value' using procedures approved by the Fund's Board of Directors.

You may buy or redeem Institutional Class Shares on any day the New York Stock Exchange is open for business (a 'business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net realized capital gain at least annually. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Institutional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in Institutional Shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application or notify the Deutsche Asset Management Service Center or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

TAX CONSIDERATIONS

The following summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gain at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a

A Detailed Look at the Communications Fund--Institutional Class

different Deutsche Asset Management fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.

More information about taxes is in the Statement of Additional Information.

Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

BUYING AND SELLING INSTITUTIONAL CLASS SHARES

Eligibility Requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o A client of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. The Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services. You may also buy Institutional Class shares by contacting the Deutsche Asset Management Service Center. Contact the Service Center for details. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

o Defined contribution plans with assets of at least $50 million.

o Clients of the private banking division of Deutsche Bank AG, a Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below the $250,000 minimum initial investment amount, the Fund reserves the right to redeem your shares after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Purchases by Exchange

You may exchange Institutional shares of any other Deutsche Asset Management fund for an equal dollar amount of Institutional Shares of the Fund up to four times per calendar year. The Fund may modify or terminate this offer of exchange upon 60 days notice.

You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Deutsche Asset Management Service Center, you may also request an exchange directly through the Service Center by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL CLASS SHARES

You may redeem Institutional Class Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Deutsche Asset Management Service Center, you may also redeem them by contacting the Service Center by mail or (if you are redeeming shares worth less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

                 A Detailed Look at the Communications Fund--Institutional Class

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

TELEPHONE TRANSACTIONS

If your shares are in an account with the Deutsche Asset Management Service Center, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Fund and the Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

During periods of extreme economic or market volatility, you may experience difficulty in contacting the Service Center by telephone. In such event, you should make your request by mail or facsimile.

Important Information about Buying and Selling Shares

o You may buy and sell shares of the Fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Deutsche Asset Management Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a question as to when your order was placed with the Fund.

o After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

o The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept starter checks or third-party checks.

o The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

o Unless otherwise instructed, the Fund normally mails a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

o The Fund reserves the right to close your account on 60 days notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

o The Fund remits proceeds from the sale of shares in US dollars. The Fund reserves the right to redeem shares in kind under certain circumstances.

o The Fund does not issue share certificates. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the Service Center will adjust its hours accordingly. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

o The Fund reserves the right to reject purchases of Fund shares (including exchanges) for any reason.

o Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

o The Fund reserves the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

A Detailed Look at the Communications Fund--Institutional Class

o Account Statements and Fund Reports: The Fund or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Fund will send you a report every six months on the Fund's overall performance, its current holdings and its investing strategies.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

(For a share outstanding throughout each period)                                         Institutional Class Shares

                                                                                                                  For the Period
                                                                                                                    June 4, 1998(1)
                                                                      For the Year Ended December 31,                    through
                                                                   2000                          1999          December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net Asset Value at Beginning of Period                           $43.76                        $34.27                     $23.26
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

Net investment income                                              0.12                          0.27                       0.06
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on
investments                                                      (14.81)                        14.93                      12.17
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (14.69)                        15.20                      12.23
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income and
net realized short-term gains                                     (0.14)                        (0.40)                     (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized long-term gains                   (2.46)                        (5.31)                     (0.91)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (2.60)                        (5.71)                     (1.22)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                                 $26.47                        $43.76                     $34.27
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (34.37)%                        45.89%                     53.95%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Daily Net Assets:
Net investment income                                           0.33%                            0.86%                   0.49%(4)
-----------------------------------------------------------------------------------------------------------------------------------
Expenses after waivers (including expenses of
the Communications Portfolio)                                      0.80%(2,3)                    0.72%                      0.83%(4)
-----------------------------------------------------------------------------------------------------------------------------------
Expenses before waivers (including expenses of
the Communications Portfolio)                                      0.85%                           --%                        --%
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:

Net assets at end of period (000)                               $17,917                       $28,153                       $813
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              15%(5)                        17%                        14%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) This ratio excludes custody credits.
(3) Expense ratio of the Communications Portfolio is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and 0.23% before waivers.
(4) Annualized.
(5) On September 29, 2000 the Fund became a feeder of the Communications Portfolio of Flag Investors Portfolios Trust. Portfolio turnover includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund and the purchase and sale of portfolio securities for the Communications Portfolio from September 29, 2000 to December 31, 2000.

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

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

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
ALEX. BROWN INVESTMENT MANAGEMENT
One South Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101

Administrator and Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 27, 2001 which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                              Deutsche Asset Management
                              Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.

Flag Investors Communications Fund, Inc.
Institutional Class

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

CUSIP #338331101
COMMPRS (05/01)
811-3883

                       STATEMENT OF ADDITIONAL INFORMATION


                  --------------------------------------------


                    FLAG INVESTORS COMMUNICATIONS FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202

                  --------------------------------------------


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                     NOT A PROSPECTUS. IT SHOULD BE READ IN
                   CONJUNCTION WITH A PROSPECTUS. THE AUDITED
                 FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED
                   IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN
                          FILED ELECTRONICALLY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION AND IS
                       INCORPORATED BY REFERENCE INTO THIS
                 STATEMENT OF ADDITIONAL INFORMATION. A COPY OF
              EACH PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED
                  WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR
                    SHAREHOLDER SERVICING AGENT OR BY WRITING
                     OR CALLING THE FUND, ONE SOUTH STREET,

                   BALTIMORE, MARYLAND 21202, (800) 730-1313.











            Statement of Additional Information Dated April 27, 2001,

                relating to the Prospectuses Dated April 27, 2001

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

GENERAL INFORMATION AND HISTORY............................................1

INVESTMENT OBJECTIVE AND POLICIES..........................................1

VALUATION OF SHARES, subscriptions AND REDEMPTIONs.........................6

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.......................7

MANAGEMENT OF THE FUND.....................................................9

INVESTMENT ADVISORY AND OTHER SERVICES....................................15

ADMINISTRATOR.............................................................16

DISTRIBUTION OF FUND SHARES...............................................16

BROKERAGE.................................................................20

CAPITAL STOCK.............................................................21

SEMI-ANNUAL and annual REPORTS............................................22

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.........................22

INDEPENDENT ACCOUNTANTS...................................................23

LEGAL MATTERS.............................................................23

PERFORMANCE INFORMATION...................................................23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................25

FINANCIAL STATEMENTS......................................................25

APPENDIX A................................................................26

GENERAL INFORMATION AND HISTORY

         Flag Investors Communications Fund, Inc. (the 'Fund') is an open-end management investment company that was originally designed to provide both convenience and professional investment management to shareholders of the former American Telephone and Telegraph Company ('AT&T') after AT&T's divestiture and reorganization in January 1984. Prior to May 1, 1998 the Fund was known as the Flag Investors Telephone Income Fund, Inc.

         The Fund was organized as a Maryland corporation on October 18, 1983 and began operations on January 18, 1984. On May 20, 1985, the Fund reorganized as a Massachusetts business trust and on January 19, 1989, it reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988. The Fund began offering the Class B Shares on January 3, 1995, the Institutional Shares on February 26, 1998 and the Class C Shares on October 19, 1998.

         On August 31, 2000, Shareholders of the Fund voted to approve converting the Fund to a master-feeder arrangement. On September 29, 2000, the Fund became a feeder of the Communications Portfolio of Flag Investors Portfolios Trust. On March 27, 2001, the Board of Directors of the Fund approved terminating the master-feeder arrangement and converting the Fund back to a stand-alone Fund. On April 27, 2001, the Fund became a stand-alone fund.

         The Fund currently offers four classes of shares: Flag Investors Communications Fund Class A Shares ('Class A Shares'), Flag Investors Communications Fund Class B Shares ('Class B Shares'), Flag Investors Communications Fund Class C Shares ('Class C Shares') and Flag Investors Communications Fund Institutional Shares ('Institutional Shares') (collectively, the 'Shares'). As used herein, the 'Fund' refers to Flag Investors Communications Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.

         Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund, the Fund's distributor (the 'Distributor') or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the 'SEC'). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         Under a license agreement dated September 1, 2000 between the Fund and Deutsche Banc Alex. Brown LLC (predecessor to Deutsche Banc Alex. Brown Inc. ('DB Alex. Brown')), DB Alex Brown licenses the 'Flag Investors' name and logo to the Fund, but retains the rights to the name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. In seeking this objective, the Fund invests primarily in common stock, securities convertible thereto and debt obligations of companies in the communications field. For this purpose, companies would be considered to be in the 'communications field' if they were engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. Companies would be considered to be 'engaged' in the research, development, manufacture or sale of communications services, technology, equipment or products if they derived at least 50% of their revenues from such activities. Although it concentrates its investments among 30-50 telephone and telecommunications companies, the Fund follows over 100 potential investments in order to take advantage of the expanding, global nature of the communications field.

         The Fund's investment advisor (the 'Advisor') and sub-advisor (the 'Sub-Advisor'), collectively, (the 'Advisors'), believe that investing in a portfolio of securities of companies in the communications field affords an attractive opportunity for achieving this investment objective. Effective communication through the transmission of voice, pictures and data is becoming increasingly important and the communications field now embraces a wide variety of products and services, such as local and long distance telephone service, wireless service (eg, cellular telephone or paging services), video, telecommunications equipment, media, and information technology. Information technology combines data processing and telecommunications to support more efficient and economical business processes and consumer activities. The rapidly improving performance and declining cost of transmission have helped the global expansion of information technology. For example, businesses have an increasing need to connect to remote users such as employees, suppliers and customers. Customers are increasingly relying on telephone-based applications like on-line banking and shopping to save time and money. Worldwide telecommunications market expansion will create opportunities for established and emerging providers of telecommunications products and services. Although new, high growth technologies are being adopted at an increasing rate, commercial acceptance still lags the introduction of new products and services. Traditional communications companies, such as telephone companies, are positioned to serve the existing and developing needs of their customer base with a combination of current and new offerings. Evolving user requirements have also led to the development of separate industry segments, outside the local telephone and long distance businesses, which enable non-traditional telecommunications providers a chance to benefit from the growing worldwide demand for voice, data and video services.

         There can be no assurance that the Fund's investment objective will be achieved. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

         Under normal market conditions at least 65% of the Fund's total assets will be invested in common stock, securities convertible thereto and debt obligations of companies in the communications field, as defined above. Depending on the circumstances, the Fund may temporarily and for defensive purposes invest up to 100% of its net assets in money market instruments and in other investment grade income-producing securities.

Investments in Investment Grade Securities

         In general, the Fund will invest in investment grade debt obligations that are rated, at the time of purchase, BBB or higher by Standard and Poor's Ratings Group ('S&P') or Baa or higher by Moody's Investors Service, Inc. ('Moody's'), or, if unrated, determined to be of comparable quality by the Fund's investment advisors, under criteria approved by the Fund's Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics.

Below Investment Grade Securities

         Up to 10% of the Fund's total assets (measured at the time of the investment) may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities of comparable quality). Securities that were investment grade at the time of purchase but are subsequently downgraded to BB/Ba or lower will be included in the 10% category. In the event any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not automatically be required to sell the security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in non-convertible that are below investment grade. These ratings range in descending order of quality from AAA to D (though the Fund will not purchase securities rated, at the time of purchase, below C), in the case of S&P, and from Aaa to C, in the case of Moody's. The Fund may purchase debt obligations that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as 'junk bonds.' These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting of both income and capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but also by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for junk bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for junk bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable objective data available.

Investment in Securities of Foreign Issuers

         From time to time, the Fund may invest in American Depositary Receipts ('ADRs'), which are interests in securities of foreign companies, and up to 10% of the Fund's total assets in debt and equity securities of issuers not publicly traded in the United States, when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk.

Restricted Securities

         The Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ('Rule 144A Securities') that have been determined to be liquid by the Advisors under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see 'Investment Restrictions'). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the US Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Lending of Portfolio Securities

         The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the '1940 Act') or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower 'marks to the market' on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

Covered Call Options

         In an attempt to earn additional income, and as a means of protecting the Fund's assets against market declines, the Fund may, to a limited extent, write covered call option contracts on certain of its securities and purchase call options for the purpose of eliminating outstanding contracts.

         When the Fund writes a call option on securities that it owns, it gives the purchaser of the option the right to buy the securities at the price specified in the option (the 'Exercise Price') at any time prior to the expiration of the option. In the strategy to be employed by the Fund, the Exercise Price, plus the option premium paid by the purchaser, is almost always greater than the market price of the underlying security at the time the option is written. If any option is exercised, the Fund will realize the long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Advisors believe the security should be held for the long term but expect no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

         Only call options that are traded on a national securities exchange will be written. Call options are issued by the Options Clearing Corporation, which also serves as the clearinghouse for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

         The Fund may write options contracts on its securities up to 20% of the value of its net assets at the time such options are written. The Fund will not sell the securities against which options have been written (uncover the options) until after the option period has expired, the option has been exercised or a closing purchase has been executed.

         Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the existing call option. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Board of Directors believes that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. A profit or loss from an option exercised will be realized depending upon whether the cost of the stock sold through the exercise, minus the premium received on the option, is less or more than the proceeds of the exercise.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

1) Invest less than 65% of its total assets in the communications field, except as described in the Prospectuses, (otherwise the Fund will not concentrate more than 25% of its total assets in securities of issuers in any industry);

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

3) Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

4)   Invest in real estate or mortgages on real estate;

5) Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures;

6) Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7)   Issue senior securities; or

8) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in this Registration Statement.

         The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law; and

2) Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).

VALUATION OF SHARES, SUBSCRIPTIONs AND REDEMPTIONs

Valuation of Shares

         The net asset value per Share is determined the close of regular trading on the New York Stock Exchange, which is ordinarily 4:00 pm (Eastern
Time) each day on which the New York Stock Exchange is open for business (a 'Business Day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 pm (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These 'late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Subscriptions

        Under normal circumstances, the Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to the Fund in whole or in part by a contribution of readily available marketable securities to the Fund's portfolio.

Redemptions

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under 'Valuation of Shares,' and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the 'Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ('RIC') under Subchapter M of the Internal Revenue Code ('Code'). Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts, derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as described below, a federal excise tax may be imposed in the event the Fund fails to meet certain distribution thresholds.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ('net capital gains'). If such gains are distributed as a capital gain distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund will qualify for the corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide an annual statement to shareholders describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

         The sale, exchange or redemption of a Fund share is a taxable event for the shareholder. Generally, gain or loss on the sale, exchange or redemption of a Fund Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who
(1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

         If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes and are encouraged to consult your tax advisor prior to investing in the Fund.

State and Local Tax Considerations

         Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

         The Fund's Board of Directors manages the Fund's overall business and affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Advisors, Distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (investment advisor); Director and Chairman, Virginia Hot Springs Inc. (property management); and Director, Argonex (biotechnology). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director and President (7/17/45)
         Managing Director, Deutsche Banc Alex. Brown Inc. (formerly DB Alex. Brown LLC); Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); Director and / or President, Deutsche Asset Management mutual funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), Corvis Corporation (optical networks), Brown Investment Advisory & Trust Company (investment advisor), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985; Director, Flag Investors Emerging Growth, Inc. (now Emerging Growth Fund, Inc.) and Flag Investors Short-Intermediate Fund, Inc (now Short-Intermediate Fund, Inc.) (registered investment companies), resigned 2000.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation (personal consumer products), retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke University, Investment Counsel, 2200 West Main Street, Suite 240, Durham, North Carolina, 27705. Executive Vice President, Investment Counsel, Duke University; Director, Victory Funds (registered investment companies); Lead Director, National Commerce Bank Corporation (NCBC) (banking); and Chairman, Winston Hedged Equity Group. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company); President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc. and The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).

CARL W. VOGT, Esq., Director (4/20/36)
         Fulbright & Jaworski LLP., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski LLP. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, Flag Investors Family of Funds (now part of the Deutsche Asset Management family of funds) (registered investment companies).

CHARLES A. RIZZO, Treasurer (8/5/57)
         Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
         Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1997-1999;Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

-------------------
* Messrs. Semans and Hale are directors who are 'interested persons,' as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corporation ('ICCC') or its affiliates. These funds are part of the Deutsche Asset Management Fund Complex (the 'Fund Complex'), which includes all the funds that formerly were a part of the Flag Investors Funds Complex, as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, President of each of the funds in the Fund Complex, as well as Director or Trustee of each of the funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Wadsworth and Vogt serve as Directors of 24 funds in the Fund Complex. Mr. Hardiman serves as Director of 22 funds in the Fund Complex. Mr. Rizzo serves as Treasurer for all funds in the Fund Complex. Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary for 24 funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Deutsche Banc Alex. Brown Inc. or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an 'interested person' of the Fund (as defined in the 1940 Act) (an 'Independent Director') receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 2000, Independent Directors' fees attributable to the assets of the Fund totaled $76,318.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 2000.

                               COMPENSATION TABLE

                                                                                                  Total Compensation
                                                                                                  From the Fund
                                           Aggregate Compensation                                 and Fund Complex
                                           From the Fund Payable to       Pension or Retirement   Payable to Directors
                                           Directors for the Fiscal Year  Benefits Accrued As     for the Fiscal Year
Name of Person, Position                   Ended December 31, 2000        Part of Fund Expenses   Ended December 31, 2000
----------------------------------------------------------------------------------------------------------------------------
Truman T. Semans, Chairman(1)              $0                                      $0             $0

Richard T. Hale, Director / President(1,2) $0                                      $0             $0

Richard R. Burt, Director                  $7,809(4)                               (5)            $39,000 for service on 24(5)
                                                                                                  Funds in the Fund Complex


Joseph R. Hardiman, Director               $7,809                                  (5)            $39,000 for service on 22(5)
                                                                                                  Funds in the Fund Complex

Louis E. Levy, Director                    $9,811                                  (5)            $49,000 for service on 24
                                                                                                  Funds in the Fund Complex

Eugene J. McDonald, Director               $9,811(4)                               (5)            $49,000 for service on 24
                                                                                                  Funds in the Fund Complex

Rebecca W. Rimel, Director                 $7,811(4)                               (5)            $39,000 for service on 24(5)
                                                                                                  Funds in the Fund Complex

Carl W. Vogt, Esq., Director(6)            $7,899(4)                               (5)            $39,000 for service on 24(5)
                                                                                                  Funds in the Fund Complex

Robert H. Wadsworth, Director              $7,809(4)                               (5)            $39,000 for service on 24(5)
                                                                                                  Funds in the Fund Complex

------------------------
(1) A Director who is an 'interested person' as defined in the 1940 Act.
(2) Effective December 19, 2000, Mr. Hale serves as President of the Fund.
(3) Of amounts payable to Messrs. Burt, McDonald, Vogt, and Wadsworth, and to Ms. Rimel, $7,808.56, $9,810.75, $7,899.06, and $7,808.56 and $7,811.05
    respectively, was deferred pursuant to a deferred compensation plan.
(4) Certain funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 2000 was approximately $42,298.
(5) Ms. Rimel receives and Messrs. Hardiman and Vogt, prior to their appointment or election as Director to Funds in the Fund Complex, received proportionately higher compensation from each fund for which they served as Director in the fiscal year ended December 31, 2000.
(6) Retired as President effective December 19, 2000. Currently serves as Director of the Fund. Mr. Vogt's compensation includes amounts received when he served as President of the Fund and other funds in the Fund Complex.

         Certain funds in the Fund Complex adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the 'Retirement Plan'). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of December 31, 2000 Messrs. McDonald and Levy have qualified for, but have not received, benefits.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Mr. McDonald, 8 years; for Mr. Levy, 6 years; for Ms. Rimel and Mr. Vogt, 5 years; for Mr. Hardiman, 2 years; and for Mr. Burt and Mr. Wadsworth, 1 year.

   Years of Service            Estimated Annual Benefits Payable By Fund Complex Upon Retirement
   ----------------            -----------------------------------------------------------------
                                   Chairmen of Audit and Executive Committees             Other Participants
                                   ------------------------------------------             ------------------
   6 years                                           $4,900                                     $3,900

   7 years                                           $9,800                                     $7,800

   8 years                                           $14,700                                    $11,700

   9 years                                           $19,600                                    $15,600

   10 years or more                                  $24,500                                    $19,500

         Effective February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions:
(1) retirement benefits at later of age 65 or 10 years of service based on a 10% per year service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

         Any Director of the Fund who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons, as this term is defined in the Code of Ethics, to invest in securities that may be purchased or held by the Fund for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Fund's Code provides for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code also prohibits short term trading profits and personal investment in initial public offerings. The Fund's Code require prior approval with respect to purchases of securities in private placements.

         The Fund's advisor, Investment Company Capital Corp., and sub-advisor, Alex. Brown Investment Management, have also adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes permit access persons to invest in securities that may be purchased or held by the Fund for their own personal accounts, but require compliance with the Codes' preclearance requirements, subject to certain exceptions. In addition, these Codes also provide for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short term trading profits and personal investment in initial public offerings. The Codes require prior approval with respect to purchases of securities in private placements.

         These codes of ethics are on public file with, and are available from, the SEC.

         The Company's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES

         ICCC, the investment advisor, is an indirect subsidiary of Deutsche Bank A.G. ABIM, the Fund's sub-advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owens, Inc. a company organized by three employees of ABIM. ICCC also serves as investment advisor and ABIM serves as sub-advisor to other funds in the Deutsche Asset Management family of funds.

         On August 31, 2000, shareholders of the Fund approved a new advisory and sub-advisory agreements increasing the fees paid by the Fund to ICCC, and by ICCC to ABIM. The new fees became effective September 1, 2000. Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to ABIM provided that ICCC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.

         As compensation for its services, ICCC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of that portion exceeding $1.5 billion. As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $500 million, 0.42% of the next $500 million and 0.40% of that portion in excess of $1.5 billion. The Advisor and Sub-Advisor may waive its fees from time to time.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined under 'Capital Stock'). The Fund or ICCC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. See 'Administrator' and 'Custodian, Transfer Agent and Accounting Services.'

ADMINISTRATOR

         Effective September 1, 2000, ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

         Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. On September 1, 2000, ICCC, acting as the Fund's Administrator and Advisor, contractually agreed to waive 0.15% of its aggregate fees until at least September 30, 2002. This agreement may be extended. and waived

         The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

         The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Administrator.

         Advisory and Administrator fees paid by the Fund to ICCC for the last three fiscal years were as follows:

                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------

                                          2000                    1999                1998
                                          ----                    ----                ----
Advisory Fees                        $15,103,008(1,2)        $11,892,502(3)        $5,927,518(4)
-----------------------------------------------------------------------------------------------
Administrator Fees                    $1,075,383(5)                   $0                   $0
-----------------------------------------------------------------------------------------------
Fee Waiver                              $804,834                      $0                   $0
-----------------------------------------------------------------------------------------------
Net Fees                             $15,373,557             $11,892,502           $5,927,518
-----------------------------------------------------------------------------------------------

(1) The advisory fee paid to ICCC includes the entire period ended December 31, 2000, which reflects new fee arrangements from September 1, 2000. On September 1, 2000, ICCC, the Fund's Advisor and Administrator, contractually agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. This agreement will continue until at least September 30, 2002 and may be extended. For the period from September 29, 2000 to December 31, 2000, the Communications Portfolio (as part of the master-feeder structure) paid advisory fees to ICCC in the amount of $3,911,385.
(2) Sub-advisory fees paid by ICCC to ABIM totaled $10,099,422.
(3) Sub-advisory fees paid by ICCC to ABIM totaled $8,337,647.
(4) Sub-advisory fees paid by ICCC to ABIM totaled $4,132,229.
(5) For the period from September 29, 2000 to December 31, 2000, ICCC received administrative fees from the Communications Portfolio (as part of the master-feeder structure) in the amount of $590,212.

DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ('ICC Distributors' or the 'Distributor') serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the 'Distribution Agreement').

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under 'Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         ICC Distributors and certain broker-dealers ('Participating Dealers') have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

         With respect to Class A Shares, Class B Shares and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as a distributor or Shareholder Servicing Agent or in other capacities for investment companies. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their respective affiliates will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services.

         As compensation for providing distribution services as described above, the Fund will pay ICC Distributors, an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares, 0.75% of the average daily net assets of the Class B Shares and 0.75% of the average daily net assets of the Class C Shares. The Institutional Shares do not incur distribution fees. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. With respect to the Class B Shares and the Class C Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares and the Class C Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the respective class. (See the Prospectuses.) ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors does not receive compensation for distributing Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:

----------------------------------------------------------------------------------------------------------
                                                           Fiscal Year Ended December 31,
----------------------------------------------------------------------------------------------------------
Fees                                                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
12b-1 Fee - Class A Shares                         $4,475,790          $44,108,483          $2,717,467
----------------------------------------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing Fee
- Class B Shares                                   $5,518,212           $3,571,656            $180,687
----------------------------------------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing Fee
- Class C Shares                                     $988,734             $412,375            $180,687
----------------------------------------------------------------------------------------------------------

----------------

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each class of Shares (except Institutional Shares) (the 'Plans'). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plans remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under 'Capital Stock').

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         If a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the Class A Shares and the Class B Shares for the last three fiscal years, the Fund's distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         The Fund's distributor received commissions on the sale of Class A Shares and contingent deferred sales charges on the Class B and Class C Shares and from such commissions and sales charges retained the following amounts:

---------------------------------------------------------------------------------------------------------------
                                                       Fiscal Year Ended December 31,
---------------------------------------------------------------------------------------------------------------
                                     2000                         1999                        1998
---------------------------------------------------------------------------------------------------------------
Class                     Received        Retained     Received         Retained    Received         Retained
---------------------------------------------------------------------------------------------------------------
Class A Commissions       $906,802        $0           $3,858,037       $0          $2,696,511       $0
---------------------------------------------------------------------------------------------------------------

Class B Contingent
Deferred Sales Charge
                          $1,377,702      $0           $5,740,396       $0          $3,281,541       $0
---------------------------------------------------------------------------------------------------------------

Class C  Contingent
Deferred Sales Charge     $131,541        $0           $391,351         $0          $24,636          $0
---------------------------------------------------------------------------------------------------------------

-----------
(1) By ICC Distributors.

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICCC, ABIM, or ICC Distributors.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which affiliates of the Advisors act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services that are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers (other than affiliates of the Advisors) higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, through affiliates of the Advisors. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid the affiliates of the Advisors must be 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

--------------------------------------------------------------------------------
                                        Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
                                  2000                1999             1998
--------------------------------------------------------------------------------
Transactions Directed         $470,266,913        $ 931,691,059   $  244,993,558
--------------------------------------------------------------------------------
Commissions Paid              $696,534            $   1,135,899   $      275,519
--------------------------------------------------------------------------------

         For the fiscal year ended December 31, 2000, the Fund paid commissions to DB Alex. Brown and its affiliates in the aggregate amount of $2,416,106. For the fiscal years ended December 31, 1999 and December 31, 1998, the Fund paid $7,200 and $4,500, respectively in brokerage commissions to DB Alex. Brown or its affiliates. The Fund is required to identify any securities of its 'regular brokers or dealers' (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 2000, the Portfolio held a 5.98% repurchase agreement issued by Goldman Sachs & Co. valued at $8,843,000, a 5.75% repurchase agreement issued by J.P. Morgan Securities, Inc. valued at $8,843,000 and a 5.90% repurchase agreement issued by Morgan Stanley & Co. valued at $5,895,000. Goldman Sachs & Co., J.P. Morgan Securities, Inc. and Morgan Stanley & Co. are 'regular brokers or dealers' of the Portfolio.

CAPITAL STOCK

         Under the Fund's Articles of Incorporation, the Fund authorized Shares of capital stock, with a par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval. On October 11, 1989, the Fund declared a two for one stock dividend payable to shareholders of record on October 27, 1989.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of
Shares: Flag Investors Communications Fund Class A Shares, Flag Investors Communications Fund Class B Shares, Flag Investors Communications Fund Class C Shares and Flag Investors Communications Fund Institutional Shares. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable services fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL and annual REPORTS

         The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

Bankers Trust Company ('Bankers Trust') 130 Liberty Street, New York, New York
  10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 2000, Bankers Trust was paid $269,870 as compensation for providing custody services to the Fund and Portfolio. This amount includes $188,546 in custody fees paid to Bankers Trust by the Communications Portfolio for the period from September 29, 2000 to December 31, 2000. Investment Company Capital Corp. has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.06 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended December 31, 2000, ICCC received transfer agency fees of $2,404,524.

         ICCC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

         Average Daily Net Assets              Incremental Annual Accounting Fee
         ------------------------              ---------------------------------

$          0         -  $   10,000,000                 $13,000(fixed fee)
$ 10,000,000         -  $   20,000,000                             0.100%
$ 20,000,000         -  $   30,000,000                             0.080%
$ 30,000,000         -  $   40,000,000                             0.060%
$ 40,000,000         -  $   50,000,000                             0.050%
$ 50,000,000         -  $   60,000,000                             0.040%
$ 60,000,000         -  $   70,000,000                             0.030%
$ 70,000,000         -  $  100,000,000                             0.020%
$100,000,000         -  $  500,000,000                             0.015%
$500,000,000         -  $1,000,000,000                             0.005%
over $1,000,000,000                                                0.001%

         In addition, the Fund reimburses ICCC for certain out-of-pocket expenses.

         As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 2000, ICCC received fees of $154,944.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.

LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(l + T)n  =   ERV
     Where:  P      =   a hypothetical initial payment of $1,000
             T      =   average annual total return
             n      =   number of years (1, 5 or 10)
             ERV    =   ending redeemable value at the end of the 1, 5 or 10
                        year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class).

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 2000 were as follows:

                        One-Year Period Ended      Five-Year Period Ended      Ten-Year Period Ended        Inception Through
                          December 31, 2000           December 31, 2000          December 31, 2000          December 31, 2000
                          -----------------           -----------------          -----------------          -----------------

                                                                  Average                     Average                    Average
                          Ending                     Ending       Annual        Ending        Annual        Ending       Annual
                        Redeemable    Total        Redeemable     Total       Redeemable      Total        Redeemable    Total
Class                     Value       Return          Value       Return        Value         Return         Value       Return
----------------------------------------------------------------------------------------------------------------------------------
Class A
January 18, 1984*          $619        -38.12%       $2,599       21.05%        $5,320        18.19%        $16,498      17.98%

Class B
January 3, 1995*           $617        -38.29%       $2,629       21.33%         N/A            N/A          $3,498      23.24%

Class C
November 1, 1998*          $643       -35.66%          N/A          N/A          N/A            N/A          $1,332      14.07%

Institutional
May 1, 1998*               $656        -34.37%         N/A          N/A          N/A            N/A          $1,474      16.25%

*Inception Date.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., or with the performance of the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90-day US Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government and short-term securities) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 2000 was 15% and in fiscal year 1999 was 17%.

         Morningstar Mutual Fund Advisory Service ('Morningstar') assigned the Fund their '5' Best in Category, rating among the ten funds in the communications funds category for the three-year period ended December 31, 1999. As of December 31, 1999, Morningstar assigned the Fund a weighted overall risk-adjusted rating of five stars based on the three-, five- and ten-year ratings (see explanation below). As of December 31, 1998, the Fund's ratings for separate periods within its investment category of domestic equity funds, were five stars among 3,469 funds for three years, five stars among 2,180 funds for five years and five stars among 770 funds for ten years.

         The Morningstar risk-adjusted rating is expressed on a scale of 1 to 5 stars. The star rating is neither a predictive measure nor a 'buy/sell' recommendation. It is a purely descriptive representation of how well a fund has balanced risk and return in the past. If the fund scores in the top 10% of its investment category, it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); if it falls in the middle 35%, it receives 3 stars (Neutral or Average); if it falls in the next 22.5%, it receives two stars (Below Average); and if it falls in the bottom 10%, it receives 1 star (Lowest). The star ratings are recalculated monthly. The Fund's overall risk-adjusted star rating is a weighted average of the Fund's three-, five-, and 10-year histories, relative to other funds in its broad investment category (i.e, equity). The three time periods are combined as a weighted average. The 10-year rating accounts for 50% of the overall rating, the five-year figure for 30%, and the three-year period 20%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund, as of April 6, 2001:

                                      Owned of      Beneficially
Name and Address                       Record          Owned              Percentage Owned
----------------                       ------          -----              ----------------
Deutsche Banc Alex. Brown Inc.            X                        81.68% of Institutional Shares
FBO 250-10788-16
PO Box 1346
Baltimore, MD 21203-1346

Dain Rauscher Inc.                        X                         7.98% of Institutional Shares
FBO Rath Foundation
3140 Box Canyon Road
Santa Ynez, CA 93460-9753

         As of April 6, 2001, the Directors and officers as a group owned less than 1% of the Fund's total outstanding shares. To Fund management's knowledge, DB Alex. Brown beneficially owned less than 1% of the Fund's total outstanding Shares.

FINANCIAL STATEMENTS

         The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.

         The financial statements for the Fund and the Portfolio, including notes thereto and the report of PricewaterhouseCoopers LLP for the Fund for the fiscal year end December 31, 2000 are incorporated herein by reference to the Fund's Annual Report dated December 31, 2000. The Fund's Annual Report to Shareholders of Flag Investors Communications Fund, Inc. dated December 31, 2000, is on file with the SEC.

                                   APPENDIX A


                            CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

         AAA - The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the higher rated issues only in small degree.

         A - Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC and C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         C - This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         D - In payment default. The D rating category is used when interest payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Bond Ratings

         Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as 'gilt edge.' Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high grade bonds. Rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A - Possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

         Baa - Considered as medium-grade obligations, that is, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate; and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Represent obligations that are speculative in a high degree. Often in default or have other marked shortcomings.

         C - The lowest rated class of bonds. Can be regarded as having extremely poor prospects of ever attaining any real investment standing.